UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2006

MacDermid, Incorporated

(Exact name of registrant as specified in charter)

Connecticut	06-0435750
(State of incorporation)	(I.R.S. Employer Identification No.)

1401 Blake Street, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 479-3062

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

SIGNATURES

EXHIBIT INDEX

Exhibit 99.1 Termination-Release Agreement between MacDermid Incorporated and Stephen Largan dated December 22, 2006

Item 5.02.(b)         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 22, 2006, MacDermid, Incorporated (“MacDermid”) and Stephen Largan, President of MacDermid, signed a Termination-Release Agreement whereby Mr. Largan’s employment with MacDermid ends as of December 31, 2006.  A copy of the Termination-Release Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to instruction B.6 of Form 8-K, the information contained in this report shall not be deemed to be “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Termination-Release Agreement between MacDermid Incorporated and Stephen Largan dated December 22, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MacDermid, Incorporated

	By:	/s/ Gregory M. Bolingbroke

Gregory M. Bolingbroke
Senior Vice President, Finance

Date: December 27, 2006